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                           CLASS A, B AND C SHARES OF:

                           AIM DEVELOPING MARKETS FUND

                         Supplement dated June 15, 1999
                      to the Prospectus dated March 1, 1999
                        as supplemented June 11, 1999


This supplement supersedes and replaces in its entirety the supplement dated June 11, 1999.

The following information replaces in its entirety the table under the heading "FEE TABLE -- ANNUAL FUND OPERATING EXPENSES" on page 4 of the prospectus.

         "ANNUAL FUND OPERATING EXPENSES

--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A  CLASS B  CLASS C



Management Fees                              0.98%    0.98%    0.98%

Distribution and/or
Service (12b-1) Fees                         0.25     1.00     1.00

Other Expenses

         Other                               0.91     0.91     0.91

         Interest                            0.20     0.20     0.20

Total Other Expenses                         1.11     1.11     1.11

Total Annual Fund
Operating Expenses                           2.34     3.09     3.09

Expense Reimbursement(2)                     0.39     0.39     0.39

Net Expenses                                 1.95     2.70     2.70

1 If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
2 The investment advisor has contractually agreed to limit net expenses for Class A, B and C shares of the fund to 2.00%, 2.50% and 2.50%, respectively, not including interest expense."